Exhibit 10.6

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

PACIFIC RESTAURANT HOLDINGS, INC.

2007 STOCK INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD

Pacific Restaurant Holdings, Inc. (the “Company”) hereby grants you an award (“Award”) of restricted shares (“Shares”) of the Company’s common stock (“Stock”) on the following terms. The terms and conditions of this Award are set forth in the Restricted Share Agreement and the Pacific Restaurant Holdings, Inc. 2007 Stock Incentive Plan (the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:

Name of Recipient:

Number of Restricted Shares:

Fair Market Value per Share:	$_______ per share

Total Fair Market Value of Award:	$________

Vesting Start Date:	______________ ____, 20____

Vesting Schedule:
[The Shares subject to this Award vest with respect to the first 25% of the Shares subject to this Award when Recipient completes one year of continuous Service after the Vesting Start Date, and with respect to an additional 25% of the Shares subject to this Award when Recipient completes each full year of continuous Service thereafter.]

PACIFIC RESTAURANT HOLDINGS, INC.
NOTICE OF RESTRICTED STOCK AWARD

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Restricted Share Agreement and the Plan; (b) you hereby make the Recipient’s investment representations contained in the Restricted Share Agreement with respect to the grant of this Award; (c) you understand and agree that the Restricted Share Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Award, and that any prior agreements, commitments or negotiations concerning this Award are replaced and superseded; and (d) you have been given an opportunity to consult your own legal and tax counsel with respect to all matters relating to this Award prior to signing this cover sheet and that you have either consulted such counsel or voluntarily declined to consult such counsel.

[______________________________]	PACIFIC RESTAURANT HOLDINGS, INC.

By:
Its:

PACIFIC RESTAURANT HOLDINGS, INC.
NOTICE OF RESTRICTED STOCK AWARD

PACIFIC RESTAURANT HOLDINGS, INC.

2007 STOCK INCENTIVE PLAN
RESTRICTED SHARE AGREEMENT
THIS AGREEMENT is dated as of _______________, ____, between Pacific Restaurant Holdings, Inc. (the “Company”), and ______________ (“Recipient”).

SECTION 1.	PAYMENT FOR SHARES.

The Company hereby transfers to Recipient the aggregate number of Shares set forth in the Notice of Restricted Stock Award in consideration of services rendered by Recipient having a value at least equal to the aggregate Fair Market Value of such Shares.

SECTION 2.	GOVERNING PLAN.

The Shares are granted pursuant and subject in all respects to the applicable provisions of the Pacific Restaurant Holdings, Inc. 2007 Stock Incentive Plan (the “Plan”), which is incorporated herein by reference. Terms not otherwise defined in this Agreement have meanings ascribed to them in the Plan.

SECTION 3.	VESTING

The Shares will vest in accordance with the schedule set forth in the Notice of Restricted Stock Award.

No additional Shares vest after Recipient’s Service as an Employee has terminated for any reason.

SECTION 4.	TAX CONSEQUENCES

(a)
No stock certificates will be released to Recipient unless Recipient has made arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of this award or the vesting of the Shares. With the Company’s consent, these arrangements may include (a) withholding shares of Stock that otherwise would be delivered to Recipient when they vest or (b) surrendering shares that Recipient previously acquired. If Recipient fails to make arrangements acceptable to the Company to pay any such withholding taxes, the Company, in its sole discretion, may withhold shares of Common Stock that otherwise would be distributed to Recipient when they vest (or upon such other date on which withholding obligations arise) to satisfy the withholding obligation, but not in excess of the amount of shares necessary to satisfy the minimum withholding amount. The fair market value of the shares surrendered, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as credit against the withholding taxes. Recipient also authorizes the Company, or Recipient’s actual employer, to satisfy all withholding obligations of the Company or Recipient’s actual employer from Recipient’s wages or other cash compensation payable to Recipient by the Company or Recipient’s actual employer.

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

(b)
In connection with the receipt of the Shares pursuant to this Agreement, Recipient may consider making an election under Section 83(b) of the Internal Revenue Code (the “83(b) Election”), a form of which can be found on page D-3 of Exhibit D. The 83(b) Election must be filed within thirty (30) days after the date of grant of the Shares. RECIPIENT SHOULD CONSULT A TAX AND/OR FINANCIAL ADVISOR BEFORE MAKING AN 83(b) ELECTION.

SECTION 5.	FORFEITURE

Upon the date Recipient’s Service as an Employee of the Company terminates for any reason, all Shares of Stock received by Recipient pursuant to this Agreement that have not vested under the terms of the Agreement, together with any shares of Stock issued as a dividend or other distribution on, in exchange for or upon the conversion of such unvested Stock (collectively, the “Subject Shares”), will be forfeited to the extent that they have not vested before such date and do not vest as a result of termination. This means that the Restricted Shares will immediately revert to the Company with no further action required by the Company. Recipient will receive no payment for Restricted Shares that are forfeited. The Company determines when Recipient’s Service terminates for this purpose.

SECTION 6.	ESCROW OF SHARES.

(a)
To ensure that Recipient’s unvested Shares are delivered to the Company in the event of a forfeiture described in Section 5, Recipient agrees promptly following the execution of this Agreement, to deliver to and deposit with the escrow agent (the “Escrow Agent”) named in the Joint Escrow Instructions attached as Exhibit A, the certificate(s) evidencing the unvested Shares and an Assignment Separate from Certificate executed by Recipient (with date and number of shares in blank) in the form attached as Exhibit B. The certificate(s) evidencing the unvested Shares and the Assignment Separate from Certificate shall be delivered to the Escrow Agent and held under the Joint Escrow Instructions, which shall be delivered to the Escrow Agent promptly following the execution of this Agreement.

(b)	Promptly following the date when the Shares have vested in full, the Company shall direct the Escrow Agent to deliver to Recipient a certificate or certificates representing the Shares.

SECTION 7.	ADJUSTMENT OF SHARES.

Subject to the provisions of the Certificate of Incorporation of the Company, if (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (b) there is any consolidation, merger or sale of all or substantially all of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the forfeiture provisions of Section 5 with the same force and effect as the Shares subject to the forfeiture provisions of Section 5. Appropriate adjustments shall be made to the number and/or class of shares subject to the forfeiture provisions of Section 5 to reflect the exchange or distribution of such securities. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the forfeiture provisions of Section 5 may be enforced by the Company’s successor.

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

SECTION 8.	TRANSFER BY RECIPIENT TO CERTAIN PEOPLE.

(a)
Notwithstanding anything herein to the contrary, Recipient may not transfer, assign, encumber or otherwise dispose of any Subject Shares without the Company’s written consent, except that Recipient may transfer Subject Shares to one or more members of Recipient’s Immediate Family (as defined below), or to a trust established by Recipient for the benefit of Recipient and/or one or more members of Recipient’s Immediate Family, provided that the transferee agrees in writing on a form prescribed by the Company to be bound by all of the provisions of this Agreement to the same extent as they apply to Recipient. The transferee shall execute a copy of Exhibit C and file the same with the Secretary of the Company.

(b)
For purposes of this Agreement, Immediate Family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

SECTION 9.	LEGEND OF SHARES.

All certificates representing the Common Stock awarded under this Agreement shall, where applicable, have endorsed thereon the following legends and any other legends required by applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER U.S. FEDERAL AND STATE AND APPLICABLE FOREIGN SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN FORFEITURE RESTRICTIONS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

SECTION 10.	RECIPIENT’S INVESTMENT REPRESENTATIONS.

(a)
This Agreement is made with Recipient in reliance upon Recipient’s representation to the Company, which by Recipient’s acceptance hereof Recipient confirms, that the Common Stock which Recipient will receive will be acquired for investment for an indefinite period for Recipient’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Recipient has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Recipient’s property shall at all times be within Recipient’s control. By executing this Agreement, Recipient further represents that Recipient does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Common Stock.

(b)
Recipient understands that the Common Stock will not be registered or qualified under applicable U.S. federal, state or foreign securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under applicable U.S. federal, state or foreign securities laws and that the Company’s reliance on such exemption is predicated on Recipient’s representations set forth herein.

(c)
Recipient agrees that in no event shall Recipient make a disposition of any of the Common Stock (including a disposition under Section 8 of this Agreement), unless and until (i) Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Recipient shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under applicable U.S. federal, state or foreign securities laws or (B) appropriate action necessary for compliance with the U.S. federal, state or foreign securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this Section.

(d)
With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar U.S. federal registration statement, this Subsection shall apply unless the transaction is covered by the exemption in California Corporations Code section 25102(o) or a similar broad-based exemption. In connection with the investment representations made herein, Recipient represents that Recipient is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Recipient’s investment, has the ability to bear the economic risks of Recipient’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

(e)
Recipient understands that if the Company does not register with the Securities and Exchange Commission pursuant to section 12 of the U.S. Securities Exchange Act of 1934, as amended, or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when Recipient desires to sell the Common Stock, Recipient may be required to hold the Common Stock for an indeterminate period. Recipient also acknowledges that Recipient understands that any sale of the Common Stock which might be made by Recipient in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 11.	NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 12.	RIGHTS OF RECIPIENT.

(a)	Except as otherwise provided herein, Recipient shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(b)
Nothing in this Agreement shall be construed as a right by Recipient to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Recipient’s Service at any time and for any reason without thereby incurring any liability to Recipient.

SECTION 13.	RESALE RESTRICTIONS/MARKET STAND-OFF.

Recipient hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Recipient shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, or sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any Award for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days; provided, however, that if either (a) during the last seventeen (17) days of such one hundred eighty (180) day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of such one hundred eighty (180) day period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the one hundred eighty (180) day period, then the restrictions imposed during such one hundred eighty (180) day period shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and provided, further, that in the event the Company or the underwriter requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent requested by the Company or the underwriter to comply with such law, rules, regulations or trading policies. Recipient hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

SECTION 14.	OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 15.	NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 16.	SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Recipient and Recipient’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Right of First Refusal described herein shall not constitute a waiver of any other Right of First Refusal that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

SECTION 17.	APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 18.	NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 19.	NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 20.	ENTIRE AGREEMENT.

This Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PACIFIC RESTAURANT HOLDINGS, INC.	[______________________________]

By:
Its:	Signature

PACIFIC RESTAURANT HOLDINGS, INC.
RESTRICTED SHARE AGREEMENT

EXHIBIT A

JOINT ESCROW INSTRUCTIONS
_________, ____

To Secretary of
Pacific Restaurant Holdings, Inc.
804 Pier View Way, Suite 208
Oceanside, California 92054

Dear Sir or Madam:

As Escrow Agent for Pacific Restaurant Holdings, Inc. (the “Company”), and [Name of Recipient] (the “Recipient”), you are authorized and directed to hold the Assignment Separate from Certificate form(s) executed by Recipient and the certificate(s) of stock representing Recipient’s unvested shares transferred in accordance with the terms of the restricted share agreement (the “Agreement”) entered into between the Company and Recipient, in accordance with the following instructions:

1. In the event of a forfeiture described in Section 5 of the Agreement, Recipient and the Company hereby irrevocably authorize and direct you to effect the contemplated forfeiture, and to promptly deliver the stock certificates.

2. Promptly following a forfeiture describe in Section 5 of the Agreement, you are directed (a) to date the Assignment Separate from Certificate form(s) necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the form(s), together with the certificate or certificates evidencing the shares to be transferred, to the Company.

3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you under this letter and any additions and substitutions to the shares as defined in the Agreement. Recipient irrevocably appoints you as his or her attorney-in-fact and agent for the term of this escrow to execute, with respect to the shares of stock, all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by these Joint Escrow Instructions. Subject to the provisions of this Section 3, Recipient shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4. In accordance with the terms of Section 6(b) of the Agreement, you may deliver to Recipient a certificate or certificates representing shares that are no longer subject to the forfeiture restrictions described in Section 5 of the Agreement.

5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

PACIFIC RESTAURANT HOLDINGS, INC.
EXHIBIT A TO RESTRICTED SHARE AGREEMENT
JOINT ESCROW INSTRUCTIONS

6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Recipient, you shall deliver them to Recipient and shall be discharged from all further obligations under these Joint Escrow Instructions.

7. Your duties under these Joint Escrow Instructions may be altered, amended, modified or revoked only by a writing signed by all of the parties.

8. You shall be obligated to perform the duties described in these Joint Escrow Instructions and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act or omission as Escrow Agent or as attorney-in-fact of Recipient while acting in good faith and in the exercise of your own good judgment, and any act or omission by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9. You are expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties under these Joint Escrow Instructions or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for under these Joint Escrow Instructions.

11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations under these Joint Escrow Instructions and may rely upon the advice of such counsel.

13. Your responsibilities as Escrow Agent under these Joint Escrow Instructions shall terminate if you shall cease to be employed by the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations under these Joint Escrow Instructions, the parties shall furnish such instruments.

PACIFIC RESTAURANT HOLDINGS, INC.
EXHIBIT A TO RESTRICTED SHARE AGREEMENT
JOINT ESCROW INSTRUCTIONS

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you under these Joint Escrow Instructions, you are authorized and directed to retain in your possession without liability to anyone all or any part of the securities until the dispute is settled either by mutual written agreement of the parties or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected. You are under no duty whatsoever to institute or defend against any such proceedings.

16. Any notice required or permitted under these Joint Escrow Instructions shall be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties.

17. By signing these Joint Escrow Instructions, you become a party only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours, Pacific Restaurant Holdings, Inc.

By
Its

ESCROW AGENT:	[___________________________________]

Signature	Signature

PACIFIC RESTAURANT HOLDINGS, INC.
EXHIBIT A TO RESTRICTED SHARE AGREEMENT
JOINT ESCROW INSTRUCTIONS

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [Name of Recipient] sells, assigns and transfers to Pacific Restaurant Holdings, Inc. (the “Company”) or its assignee [print the number of shares] ([# of shares]) shares of the Common Stock of the Company (the “Shares”), standing in his or her name on the books of the Company represented by Certificate No. ___________ and irrevocably constitutes and appoints [Name/Title of Escrow Agent] as Attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated: ____________________, ____.

[NAME OF RECIPIENT]

(Signature)

Spousal Consent (if applicable)

___________________ (Recipient’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Printed Name

Signature

INSTRUCTIONS:  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO ENFORCE THE FORFEITURE RESTRICTIONS SET FORTH IN THE RESTRICTED SHARE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES.

PACIFIC RESTAURANT HOLDINGS, INC.
EXHIBIT B TO STOCK AWARD AGREEMENT
ASSIGNMENT SEPARATE FROM CERTIFICATE

B-1

EXHIBIT C

ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
BY THE RESTRICTED SHARE AGREEMENT OF
PACIFIC RESTAURANT HOLDINGS, INC.

The undersigned, as transferee of shares of Pacific Restaurant Holdings, Inc. hereby acknowledges that he or she has read and reviewed the terms of the Restricted Share Agreement of Pacific Restaurant Holdings, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated: ____________________, ____.

(Signature of Transferee)

(Printed Name of Transferee)

PACIFIC RESTAURANT HOLDINGS, INC.
EXHIBIT C TO RESTRICTED SHARE AGREEMENT
ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND BY THE RESTRICTED STOCK AGREEMENT

C-1

EXHIBIT D

STEP-BY-STEP INSTRUCTIONS TO
MAKE A SECTION 83(b) ELECTION

WORD OF CAUTION: IF YOU CHOOSE TO FILE A SECTION 83(b) ELECTION, YOU MUST FILE YOUR SECTION 83(b) ELECTION FORM WITH THE IRS NO LATER THAN 30 DAYS FOLLOWING THE DATE OF GRANT OF THE RESTRICTED STOCK. THE 30-DAY DEADLINE IS ABSOLUTE AND CANNOT BE WAIVED UNDER ANY CIRCUMSTANCES. ALSO, ONCE FILED, YOUR SECTION 83(b) ELECTION FORM MAY NOT BE REVOKED, EXCEPT WITH THE CONSENT OF THE IRS (WHICH CONSENT IS GENERALLY DENIED).

THESE INSTRUCTIONS ARE DISTRIBUTED MERELY FOR CONVENIENCE IN THE EVENT YOU CHOOSE TO FILE AN 83(b) ELECTION. THEY SHOULD NOT BE RELIED UPON BY ANY PERSON IN DECIDING WHETHER OR WHEN TO EXERCISE AN AWARD OR TO MAKE AN 83(b) ELECTION. EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THESE MATTERS.

Step 1.
Complete and execute the 83(b) Form found on page D-4 of this Exhibit D (the “83(b) Form”). Do not fill in the blank in paragraph 6, which relates to the fair market value of the property at the time of transfer. Submit the 83(b) Form to the Company and ask that the Company insert the per share fair market value of the shares in paragraph 6 of the 83(b) Form.

Step 2.	Make four copies of the executed and completed 83(b) Form.

Step 3.	Mail (a) the cover letter on page D-3 and (b) the original executed 83(b) Form on page D-4 to the Internal Revenue Service Center where you file your U.S. federal income tax return.

The tax, if any, arising out of your election does not have to be paid until you file your tax return for the taxable year in which you received your Award shares (except to the extent that withholding taxes or estimated taxes are payable). The forms must be filed no later than 30 days following the date of grant of the restricted stock. The 30-day deadline is absolute and cannot be waived under any circumstances. The filing is deemed to be made on the date that the forms are mailed from the post office, i.e., the postmark date. Mail the forms by registered or certified mail, return receipt requested, so that you have proof that you filed the forms within the 30-day period. If you miss the deadline, you will be taxed on your Award shares as they vest based on the value of the shares at that time. You should seek local tax advice on whether you must make a separate filing with your state of residence in order to make a similar election for purposes of your state income tax.

Step 4.
Mail or submit a copy of the filing with the Company on the same day that you file the 83(b) Form, and make sure that you retain copies of the forms for your records and for filing with your tax returns (see Step 5).

Step 5.	File copies of the forms with your U.S. federal tax (and state tax, if appropriate) returns for the taxable year in which you received your Award shares.

[Name of Recipient]
[Recipient’s Address]

[Date]

VIA CERTIFIED MAIL

Return Receipt Requested
Receipt [enter receipt # here]

Internal Revenue Service Center
[Appropriate IRS center address]

Re: Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986 relating to the issuance of __________ shares of Pacific Restaurant Holdings, Inc. Common Stock.

Also enclosed is a copy of the 83(b) election and a stamped, self-addressed envelope. Please acknowledge receipt of these materials by stamping the enclosed copy of the 83(b) election with the date of receipt and returning it to me.

Thank you for your attention to this matter.

Very truly yours, [Name of Recipient]

Enclosures

cc: Pacific Restaurant Holdings, Inc. w/ encs.

SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code of 1986, pursuant to Treasury Regulation section 1.83-2.

1. The taxpayer who performed the services is:

Name of Recipient: _____________

Recipient’s Address: _____________

Recipient’s Social Security Number: _____________

2. The property with respect to which the election is being made is _____________ shares of common stock of Pacific Restaurant Holdings, Inc., a Delaware corporation (the “Company”).

3. The property was transferred on _______________, 200__. (Date of Exercise)

4. The taxable year in which the election is being made is the calendar year 200__.

5. The property is subject to forfeiture restrictions pursuant to which the property will automatically be forfeited to the issuer upon the date the taxpayer’s employment with the issuer is terminated for any reason. The forfeiture restrictions lapse in a series of installments over a two-year period.

6. The Fair Market Value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_______ per share.

7. The amount paid for such property is $____________.

8. A copy of this statement was furnished to the Company for whom the taxpayer rendered the service underlying the transfer of property.

9. This statement is executed as of ___________________, 200__.

Spouse (if any)	[Name of Recipient]: Taxpayer